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                                                                    Exhibit 99.2

                        ALLBRITTON COMMUNICATIONS COMPANY

                          NOTICE OF GUARANTEED DELIVERY
                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

     As set forth in the Prospectus dated _________, 2003 (the "Prospectus") in the section entitled "Exchange Offer - Guaranteed Delivery Procedures" and in the accompanying Letter of Transmittal (the "Letter of Transmittal") and Instruction 2 thereto, this form or one substantially equivalent hereto must be used to accept the Exchange Offer if certificates representing 7 3/4% Series A Senior Subordinated Notes due 2012 of Allbritton Communications Company issued on February 6, 2003 (the "Initial Notes") are not immediately available or time will not permit such holder's Initial Notes or other required documents to reach the Exchange Agent, or complete the procedures for book-entry transfer, prior to the Expiration Date (as defined in the Prospectus) of the Exchange Offer. This form may be delivered by hand or sent by overnight courier, facsimile transmission or registered or certified mail to the Exchange Agent and must be received by the Exchange Agent prior to 5:00 p.m., New York City time on ___________, 2003.

                        To U.S. Bank National Association
                             (the "Exchange Agent")

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
               By Registered, Certified, or Overnight Mail or Hand:

                         U.S. Bank National Association
                            Corporate Trust Services
                              180 East Fifth Street
                               St. Paul, MN 55101
                         Attention: Specialized Finance
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                            By Facsimile Transmission
                        (for Eligible Insitutions Only):

                                 (651) 244-1537
                             Confirm: (651) 244-1197
                         Attention: Specialized Finance

         DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION VIA A FACSIMILE OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

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Ladies and Gentlemen:

         The undersigned hereby tender(s) to Allbritton Communications Company the principal amount of the Initial Notes below, upon the terms of and subject to the conditions set forth in the Prospectus and the related Letter of Transmittal and the instructions thereto (which together constitute the "Exchange Offer"), receipt of which is hereby acknowledged, pursuant to the guaranteed delivery procedures set forth in the Prospectus, as follows:

--------------------------------------------------------------------------------
                        Aggregate Principal
                              Amount              Principal Amount Tendered
         Certificate       Represented by      (must be in integral multiples of
           Numbers         Certificate(s)                   $1,000)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

================================================================================

The Book-Entry Transfer Facility
Account Number (if the Initial Notes
will be tendered by book-entry transfer)

__________________________________________          ----------------------------
                                                    Sign Here

__________________________________________
Account Number


__________________________________________
Principal Amount Tendered
(must be in integral multiples of $1,000)

__________________________________________          ----------------------------
Number and Street or P.O. Box                       City, State, Zip Code


__________________________________________
Signature(s)

Dated: _____________________________, 2003

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                                    GUARANTEE
                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

        The undersigned, a member of a registered national securities exchange, a member of the National Association of Securities Dealers, Inc., or a commercial bank or trust company having an office in the United States, guarantees (a) that the above named person(s) "own(s)" the principal amount of 7 3/4% Series A Senior Subordinated Notes due 2012 of Allbritton Communications Company issued on February 6, 2003 (the "Initial Notes") tendered hereby within the meaning of Rule 14e-4 under the Securities Exchange Act of 1934, as amended,
(b) and such tender of such Initial Notes complies with Rule 14e-4 and (c) to deliver to the Exchange Agent the certificates representing the Initial Notes tendered hereby or confirmation of book-entry transfer of such Initial Notes into the Exchange Agent's account at the Depository Trust Company, in proper form for transfer, together with the Letter of Transmittal (or facsimile thereof), properly completed and duly executed, with any required signature guarantees and any other required documents, within three (3) New York Stock Exchange trading days after the Expiration Date.


------------------------------                      ----------------------------
         Name of Firm                                  Authorized signature

------------------------------                      ----------------------------
           Address                                            Title

------------------------------                      Name
          Zip Code                                       -----------------------
                                                         (Please type or print)

------------------------------                      Name
                                                         -----------------------

Area Code and Tel. No. _______                      Dated ________________, 2003

NOTE: DO NOT SEND CERTIFICATES REPRESENTING INITIAL NOTES WITH THIS FORM. CERTIFICATES REPRESENTING INITIAL NOTES SHOULD BE SENT ONLY WITH A LETTER OF TRANSMITTAL.